UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 10, 2006
THE HOME DEPOT, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8207	95-3261426

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2455 Paces Ferry Road, Atlanta, Georgia 30339

(Address of principal executive offices) (Zip Code)
(770) 433-8211

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.   REGULATION FD DISCLOSURE.
     On January 10, 2006, The Home Depot, Inc. issued a press release, attached as Exhibit 99.1 and incorporated herein by reference, announcing the signing of a definitive merger agreement for the acquisition of Hughes Supply, Inc.
     The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.
ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description of Exhibit
99.1	Press Release of The Home Depot, Inc. dated January 10, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC. (Registrant)
Date: January 10, 2006	By:	/s/ Frank L. Fernandez
		Name:	Frank L. Fernandez
		Title:	Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release of The Home Depot, Inc. dated January 10, 2006.